UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2022

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

DE	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Kennedy Blvd.		33602
Suite 2500
Tampa,	FL
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MOS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) On August 17, 2022, Luciano Siani Pires, a member of the Board of Directors ("Board") of The Mosaic Company ("Mosaic”), informed Mosaic of his decision to resign as a director of Mosaic, effective September 1, 2022. Mr. Siani Pires' decision to resign from the Board was not the result of any disagreement relating to the Company’s operations, policies or practices. Mosaic thanks Mr. Siani Pires for his commitment and service to Mosaic.

(c) On August 17, 2022, the Board has named Russell A. Flugel as its Vice President and Controller and designated him as Mosaic's principal accounting officer effective September 1, 2022. Mr. Flugel reports to and will succeed Clint C. Freeland, Mosaic's Senior Vice President and Chief Financial Officer, who served as Mosaic's principal accounting officer since June 4, 2018.

Mr. Flugel, age 52, has served as Vice President and Controller - Elect of Mosaic since May 23, 2022. Before joining Mosaic, Mr. Flugel served as Senior Vice President, Controller and principal accounting officer of Air Products & Chemicals Inc. ("Air Products"), a global supplier of industrial gases and related equipment, since June 2015; and, prior to June 2015, held financial positions of increasing responsibility since joining Air Products in 1998.

As Vice President and Controller and principal accounting officer, Mr. Flugel receives an annual salary and is eligible to participate in the compensation and benefit programs of Mosaic, including the annual and equity incentive plans, as well as other benefit plans and programs such as health and life insurance.

Mr. Flugel has no family relationships with any director or other officer of Mosaic and has no transactions with Mosaic other than the employment terms described herein.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: August 19, 2022	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary